Rule 497(e)

File Nos. 333-70963 and 811-09201

Executive Benefit VUL II – Prospectus

Executive Benefit VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated March 15, 2019

to the Prospectus dated May 1, 2018

This Supplement amends certain information contained in the Prospectus dated May 1, 2018.

Neuberger Berman AMT Guardian Portfolio & Neuberger Berman AMT Large Cap Value Portfolio Merger:

On December 13, 2018, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization and Dissolution under which each of the Neuberger Berman AMT Guardian Portfolio and Neuberger Berman AMT Large Cap Value Portfolio (each, an “Acquired Fund”) will transfer all of its assets to the Neuberger Berman AMT Sustainable Equity Portfolio (“Acquiring Fund”) in exchange for shares of the Acquiring Fund on or about April 30, 2019 (the “Merger Date”).

Contract Owners may transfer assets out of the Sub-Accounts for each Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business April 26, 2019, each Acquired Fund will close to new investors and new contributions.

Effective as of the close of business April 30, 2019, any assets remaining in the Sub-Accounts for each Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving each Acquired Fund, and any allocations made to the Sub-Accounts for each Acquired Fund will be automatically directed to the Sub-Account for the Acquiring Fund.

Portfolio Closures

Effective May 1, 2019 (the “Effective Date”), the Divisions investing in the following Portfolio will be closed to new Owners and new Contributions:

●	Goldman Sachs Multi-Strategy Alternatives Portfolio (Service Shares)

Effective May 1, 2019, you may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Portfolio. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Portfolio should contact us immediately at (888) 353-2654 to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2019, any allocations made to the Sub-Accounts for the Portfolio will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

Effective May 1, 2019 (the “Effective Date”), the Divisions investing in the following Portfolios will be closed to new Owners:

●	Fidelity® Variable Insurance Products Contrafund® Portfolio (Service Class 2 Shares)
●	Putnam VT International Growth Fund (Class IA Shares)

Investors who do not already have amounts invested in the Divisions may not allocate any amounts (either through policy transfer or additional premium) to those Divisions after May 1, 2019. Owners with amounts invested in the Sub-Accounts that invest in these Portfolios may continue to allocate premium payments into, and transfer amounts into and out of, the Sub-Accounts that invest in these Portfolios. Any transfer from these Portfolios to another available investment option will not incur a transfer charge, and will not count against the annual free transfer limit, as applicable.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.